Exhibit 99.3

                               UNAUDITED PRO FORMA
              COMBINED CONDENSED CONSOLIDATED FINANCIAL INFORMATION

         The following Unaudited Pro Forma Combined Condensed Consolidated Statement of Financial Condition combines the historical Consolidated Statements of Financial Condition of the Company and the Greater giving effect to the consummation of the Greater's merger into the Association, using the purchase method of accounting and giving effect to the related pro forma adjustments described in the accompanying Notes to the Unaudited Pro Forma Combined Condensed Consolidated Financial Statements. A description of the Merger, which was consummated following the close of business on September 30, 1997, is set forth in Item 2 of the Company's Form 8-K Current Report dated October 3, 1997 and is incorporated by reference herein. The following pro forma combined condensed consolidated financial information is required pursuant to Article 11 of Regulation S-X. The Unaudited Pro Forma Combined Condensed Consolidated Statements of Operations for the Year Ended December 31, 1996 and the Nine Months Ended September 30, 1997 combine the historical consolidated statements of operations of the Company and the Greater giving effect to the Merger as if the Merger had become effective on January 1, 1996, using the purchase method of accounting and giving effect to the related pro forma adjustments described in the accompanying Notes to the Unaudited Pro Forma Combined Condensed Consolidated Financial Statements.

         The unaudited pro forma combined condensed consolidated financial statements included herein are presented for informational purposes only. This information includes various estimates and may not necessarily be indicative of the financial position or results of operations that would have occurred if the Merger had been consummated on the date or at the beginning of the periods indicated or which may be obtained in the future. The Unaudited Pro Forma Combined Condensed Consolidated Statements of Operations for the Year Ended December 31, 1996 and the Nine Months Ended September 30, 1997 do not reflect anticipated cost savings to be recognized by the Company subsequent to the consummation of the Merger. The unaudited pro forma combined condensed consolidated financial statements and accompanying notes should be read in conjunction with and are qualified in their entirety by reference to the historical financial statements and related notes thereto of the Company and the Greater which are incorporated by reference herein.

ASTORIA FINANCIAL CORPORATION AND SUBSIDIARY AND THE GREATER NEW YORK SAVINGS
   BANK AND SUBSIDIARIES UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED
           STATEMENT OF FINANCIAL CONDITION AS OF SEPTEMBER 30, 1997
                                 (IN THOUSANDS)

                                                                     HISTORICAL               PRO FORMA           PRO FORMA
                                                             COMPANY           GREATER       ADJUSTMENTS           COMBINED
                                                           ------------     ------------     ------------        ------------
ASSETS
Cash and due from banks ...............................    $     96,537     $     21,247     $    (74,428)(E)    $     43,356
Federal funds sold and repurchase agreements ..........          67,000            8,175               --              75,175
Securities available-for-sale (at estimated fair value)       1,860,464          196,340        1,068,502 (F)       3,125,306
Securities held-to-maturity ...........................       2,222,270        1,064,776            3,726 (D)       2,222,270
                                                                                               (1,068,502)(F)
Federal Home Loan Bank of New York Stock ..............          35,800           24,250               --              60,050
Loans and real estate held-for-sale ...................              --               --          269,358 (F)         223,106
                                                                                                  (46,252)(D)
Loans receivable ......................................       3,365,417          917,561           13,131 (D)       4,057,761
                                                                                                 (238,348)(F)

  Less allowance for loan losses ......................         (14,464)         (40,357)          14,830 (D)         (39,991)
                                                           ------------     ------------     ------------        ------------
  Loans receivable, net ...............................       3,350,953          877,204         (210,387)          4,017,770
Real estate owned and investments in real estate, net .          10,111           31,385          (31,010)(F)          10,486
Accrued interest receivable ...........................          44,348           12,840               --              57,188
Premises and equipment, net ...........................          84,435           29,630           (2,319)(D)         111,746
Excess of cost over fair value of net assets acquired
  and other intangibles ...............................          93,937               --          165,010 (E)         258,947
Other assets ..........................................          38,508           87,229           24,895 (D)         102,862
                                                                                                  (19,497)(F)
                                                                                                   13,483 (D)
                                                                                                  (41,756)(E)
                                                           ------------     ------------     ------------        ------------
     Total Assets .....................................    $  7,904,363     $  2,353,076     $     50,823        $ 10,308,262
                                                           ============     ============     ============        ============

LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
  Deposits ............................................    $  4,559,692     $  1,598,072     $      3,240 (D)     $  6,161,004
  Borrowed funds ......................................       2,636,509          507,774          (13,949)(D)       3,130,334
  Accrued expenses and other liabilities ..............          98,378           39,209            5,757 (D)         123,847
                                                                                                  (19,497)(F)
                                                           ------------     ------------     ------------        ------------
     Total Liabilities ................................       7,294,579        2,145,055          (24,449)          9,415,185
                                                           ------------     ------------     ------------        ------------
Stockholders' Equity:
  Preferred stock .....................................              --            2,000           (2,000)(G)           2,000
                                                                                                    2,000 (E)
  Common stock ........................................             264           15,669          (15,669)(G)             264

  Additional paid-in capital ..........................         341,109          175,287         (175,287)(G)         491,937
                                                                                                  150,828 (E)
  Retained earnings ...................................         416,840           27,501          (27,501)(G)         416,840
  Treasury stock ......................................        (130,465)              --          130,465 (E)              --
  Net unrealized gains on securities
    net of taxes ......................................           8,258            1,028           (1,028)(G)           8,258
  Unallocated common stock held by ESOP ...............         (22,247)         (13,464)          13,464 (G)         (22,247)
  Unearned common stock held by the RRPs ..............          (3,975)              --               --              (3,975)
                                                           ------------     ------------     ------------        ------------
     Total stockholders' equity .......................         609,784          208,021           75,272             893,077
                                                           ------------     ------------     ------------        ------------
     Total liabilities and stockholders' equity .......    $  7,904,363     $  2,353,076     $     50,823        $ 10,308,262
                                                           ============     ============     ============        ============

SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

 ASTORIA FINANCIAL CORPORATION AND SUBSIDIARY AND THE GREATER NEW YORK SAVINGS
   BANK AND SUBSIDIARIES UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED
          STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1996
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                HISTORICAL                   PRO FORMA             PRO FORMA
                                                        COMPANY            GREATER          ADJUSTMENTS            COMBINED
                                                      ------------       ------------      ------------          ------------
Total interest income ..........................      $    491,174       $    176,934      $     (6,619)(H)      $    661,489
Total interest expense .........................           304,481            104,577            (1,144)(H)           407,914
                                                      ------------       ------------      ------------          ------------
Net interest income ............................           186,693             72,357            (5,475)              253,575
Provision for loan losses ......................             3,963              1,500                --                 5,463
                                                      ------------       ------------      ------------          ------------
Net interest income after provision for
  loan losses ..................................           182,730             70,857            (5,475)              248,112
Non-interest income ............................            13,722             10,797                --                24,519
Non-interest expense:
  General and administrative ...................            96,165             48,151                --               144,316
  Real estate operations, net ..................            (2,723)             3,457                --                   734
  (Recovery of) provision for real estate losses            (1,747)               500                --                (1,247)
  Amortization of excess of cost over
    fair value of net assets acquired ..........             8,684                 --            11,001(L)             19,685
SAIF recapitalization assessment ...............            28,545                 --                --                28,545
                                                      ------------       ------------      ------------          ------------
Total non-interest expense .....................           128,924             52,108            11,001               192,033
                                                      ------------       ------------      ------------          ------------
Income before income taxes .....................            67,528             29,546           (16,476)               80,598
Income taxes ...................................            30,675             11,047            (5,131)               36,591(I)
                                                      ------------       ------------      ------------          ------------
Net income .....................................      $     36,853       $     18,499      $    (11,345)         $     44,007
                                                      ============       ============      ============          ============
Primary weighted average number of
  common stock and common stock
  equivalents outstanding during the year ......        20,872,779         13,528,303                              26,658,154(J)
Fully diluted weighted average number
  of common stock and common stock equivalents
  outstanding during the year ..................        21,581,770         15,134,708                              27,367,145(J)
Net income per common share:
  Primary ......................................      $        1.77      $       0.83                            $       1.43(K)
  Fully diluted ................................      $        1.71      $       0.77                            $       1.39(K)
                                                      =============      ============                            ===============


SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

 ASTORIA FINANCIAL CORPORATION AND SUBSIDIARY AND THE GREATER NEW YORK SAVINGS
   BANK AND SUBSIDIARIES UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED
      STATEMENT OF OPERATIONS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                       (IN THOUSANDS, EXCEPT SHARE DATA)

                                                                HISTORICAL                    PRO FORMA              PRO FORMA
                                                       COMPANY            GREATER            ADJUSTMENTS             COMBINED
                                                     ------------       ------------        ------------           ------------
Total interest income ........................       $    401,460       $    130,323        $     (4,973)(H)       $    526,810
Total interest expense .......................            252,467             76,150                (879)(H)            327,738
                                                     ------------       ------------        ------------           ------------
Net interest income ..........................            148,993             54,173              (4,094)               199,072
Provision for loan losses ....................              2,809             21,500                  --                 24,309
                                                     ------------       ------------        ------------           ------------
Net interest income after provision for
  loan losses ................................            146,184             32,673              (4,094)               174,763
Non-interest income (loss) ...................             14,861             (1,289)                 --                 13,572
Non-interest expense:
  General and administrative .................             71,976             37,165                  --                109,141
  Real estate operations, net ................                276              3,535                  --                  3,811
  Provision for real estate losses ...........                387                500                  --                    887
  Amortization of excess of cost over
    fair value of net assets acquired ........              6,330                 --               8,251(L)              14,581
                                                     ------------       ------------        ------------           ------------
Total non-interest expense ...................             78,969             41,200               8,251                128,420
                                                     ------------       ------------        ------------           ------------
Income (loss) before income taxes ............             82,076             (9,816)            (12,345)                59,915
Income taxes expense (benefit) ...............             34,543             (3,668)             (5,659)                25,216(I)
                                                     ------------       ------------        ------------           ------------
Net income (loss) ............................       $     47,533       $     (6,148)       $     (6,686)          $     34,699
                                                     ============       ============        ============           ============
Primary weighted average number of
  common stock and common stock equivalents
  outstanding during the year ................         21,092,003         14,169,672                                 26,877,378(J)
Fully diluted weighted average number
  of common stock and common stock equivalents
  outstanding during the year ................         21,211,393         14,169,672                                 26,996,768(J)
Net income (loss) per common share:
  Primary ....................................       $       2.25        $      (0.79)                             $       1.12(K)
  Fully diluted ..............................       $       2.24        $      (0.79)                             $       1.12(K)
                                                     ============        =============                             ===============


SEE ACCOMPANYING NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS.

                ASTORIA FINANCIAL CORPORATION AND SUBSIDIARY AND
               THE GREATER NEW YORK SAVINGS BANK AND SUBSIDIARIES NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS
                    DECEMBER 31, 1996 AND SEPTEMBER 30, 1997

(A)      Basis of Presentation

         The Unaudited Pro Forma Combined Condensed Consolidated Statement of Financial Condition of the Company and the Greater at September 30, 1997 has been prepared as if the Merger had been consummated on that date. The Unaudited Pro Forma Combined Condensed Consolidated Statements of Operations for the Year Ended December 31, 1996 and the Nine Months ended September 30, 1997 were prepared as if the Merger had been consummated on January 1, 1996. The unaudited pro forma combined condensed consolidated financial statements are based on the historical financial statements of the Company and the Greater after giving effect to the Merger under the purchase method of accounting and the assumptions and adjustments in the notes that follow.

         Assumptions relating to the pro forma adjustments set forth in the unaudited pro forma combined condensed consolidated financial statements are summarized as follows:

         (i) Estimated fair values - Estimated fair values for securities held-to-maturity and loans were valued as of September 30, 1997. Their resulting net purchase premiums are being amortized into interest income to produce a constant yield-to-maturity. Estimated fair values for deposits and borrowings were valued based upon interest rates for comparable products as of September 30, 1997. Their resulting discount and premium are being accreted and amortized, respectively, into interest expense on a straight-line basis over their remaining maturities.

         (ii) The amortization of the excess of cost over fair value of net assets acquired is being amortized on a straight-line basis over a period of fifteen years.

         (iii) Income taxes - a net deferred tax asset was recorded equal to the deferred tax consequences associated with the differences between the tax basis and book basis of the assets acquired and liabilities assumed, using a statutory rate of 43.07%.

(B) The Merger Agreement required the Greater at the written request of the Company to modify and change certain of its policies and practices, including loan policies and practices, before the consummation of the Merger so as to be consistent on a mutually satisfactory basis with those of the Association subject to compliance with generally accepted accounting principles and all applicable laws and regulations. During the third quarter of 1997, the Greater complied with the Company's request to record an additional provision for loan losses of $21,000,000. The provision is reflected in the Greater's historical Consolidated Statement of Operations for the Nine Months Ended September 30, 1997.

(C) Under the terms of the Merger Agreement, holders of the Greater common stock received, subject to certain election, allocation and proration procedures, either 0.50 shares of the Company common stock or $19.00 in cash for each share of the Greater common stock, subject to 75% of the Greater common stock being converted into the right to receive the Company common stock and 25% being converted into the right to receive cash. The total cost of the transaction is summarized as follows:

                                    25% CASH           75% STOCK               TOTAL
                                    --------           ---------             --------
                                                    (In thousands)
Greater's total common shares
  outstanding (i)                   $ 73,288           $ 214,658(vii)        $287,946

Cash-out and exchanged stock
  options (ii)                            41               8,571                8,612

Adjustment for shares owned
  by the Company (iii)                 4,560              (1,936)               2,624

Issuance of Preferred Stock
  Series B (iv)                           --              62,000               62,000

Total transaction costs               38,295(v)               --               38,295
                                    --------           ---------             --------
Totals                              $116,184(vi)       $ 283,293             $399,477
                                    ========           =========             ========

(i) Based on 15,429,124 shares of the Greater common stock outstanding as of September 30, 1997 (excluding 240,000 shares owned by the Company - see item (iii)), of which 25% represents 3,857,281 shares and 75% represents 11,571,843 shares.

(ii) Represents 36,000 options cashed-out by the Greater's directors and 241,840 options which certain Greater executive officers elected to exchange for options to purchase the Company common stock.

(iii) Calculated as if the Company elected 100% cash consideration for 240,000 shares previously owned. The previously recorded unrealized gain on such shares reduced the excess of cost over fair value of net assets acquired.

(iv) The Company issued 2,000,000 shares of Series B preferred stock at $1.00 par value, with a liquidation preference of $25 per share.

(v)      Total transaction costs of $38,295,000 consist of the following:

         Merger-related compensation and severance                   $22,050,000
         Professional services                                         9,200,000
         Systems and facilities conversion and other expenses          7,045,000

(vi) The funds for the 25% cash portion was or will be obtained from the Company's normal cash flows.

(vii) The Company reissued common stock through its treasury account with an average cost per share of $22.91. For accounting purposes, the fair market value of the Company common stock was $37.10 per share, for determination of total stock consideration.


(D)      Purchase accounting adjustments were estimated as follows:

         (In thousands)
         Greater's historical net assets at September 30, 1997                                     $208,021

                                                                        Total
                                                                         Net
                                                                      Adjustment
                                                                    --------------
         Securities held-to-maturity                                       3,726
         Loans and real estate held-for-sale                             (46,252)
         Loans receivable                                                 13,131
         Allowance for loan losses                                        14,830
         Premises and equipment                                           (2,319)
         Other assets                                                     13,483
         Deposits                                                         (3,240)
         Borrowed funds                                                   13,949
         Accrued expenses                                                 (5,757)
         Deferred taxes                                                   24,895

         Total effect on Net Assets                                                                  26,446
                                                                                                  ---------
         Total Net Assets Recorded for Acquisition                                                 $234,467
                                                                                                  ---------


(E) The excess of cost over the fair value of net assets acquired (and related tax effects) is set forth below:

(In thousands)
Total cost:
         Cash portion                                                $116,184(1)
         Stock portion                                                283,293
                                                                     --------
                                                                      399,477
                                                                     --------
Fair value of net assets acquired                                     234,467
                                                                     --------

Total excess of cost  over fair value of net asset acquired          $165,010
                                                                     --------

         (1) Cash portion consists of $74,428 of funds paid to the Greater's shareholders upon closing of the Merger and $41,756 of merger-related costs which have been either paid and deferred by the Greater and the Company or have been accrued-for by the Company.


(F)      Reclassifications of various items were recorded as follows:

                               Reclassified                                                  Amount
         From                                         To                                  (In thousands)
Securities held-to-maturity                  Securities available-for-sale                $1,068,502

Loans receivable                             Loans and real estate held-for-sale          $  238,348

Real estate owned and
  investments in real estate, net            Loans and real estate held-for-sale          $   31,010

Deferred tax asset                           Current taxes payable                        $   19,497

(G) Represents purchase accounting adjustments to eliminate the Greater's stockholders' equity accounts.

(H) Pro forma adjustments to interest income and interest expense were calculated as followed:

                                                                                        For the Nine Months
                                                             For the Year Ended                Ended
                                                             December 31, 1996          September 30, 1997
                                                             -----------------          ------------------
                                                                            (In thousands)
Reduction in interest income on initial cash
   outlay to fund acquisition (74,428 x 5.50%)                    $(4,094)                    $(3,070)

Amortization of premium on securities ........                     (1,972)                     (1,479)

Amortization of premium on loans .............                       (553)                       (424)
                                                                  -------                     -------
   Total Net Adjustments - Interest Income ...                    $(6,619)                    $(4,973)
                                                                  =======                     =======

Amortization on premium on deposits ..........                    $ 1,514                     $   948

Accretion of discount on borrowings ..........                       (370)                        (69)
                                                                  -------                     -------
   Total Net Adjustments - Interest Expense ..                    $ 1,144                     $   879
                                                                  =======                     =======

(I) Income tax expense was calculated using the Company's actual nine months ended September 30, 1997 and year ended December 31, 1996 effective rates of 42.1%, and 45.4%, respectively.

(J) Primary and fully diluted weighted average number of common stock and common stock equivalents utilized for the calculation of earnings per share for the periods presented were calculated using the Company's historical weighted average common stock and common stock equivalents plus 5,785,375 shares issued to Greater shareholders under the terms of the Merger Agreement.

(K) Net income per common share was adjusted for dividends on preferred shares of $6,000,000 annually and $4,500,000 for the nine months ended September 30, 1997.

(L) The following table summarizes the estimated impact of the amortization and accretion of the purchase accounting adjustments made in connection with the Merger on the Company's results of operations for the next five years:

         ($ in thousands)
         Projected Future           Excess of Cost Over             Net          Net Decrease
        Amounts for the Year           Fair Value of            (Accretion)       in Income
         Ended December 31          Net Assets Acquired        Amortization      Before Taxes
         -----------------          -------------------        ------------      ------------
         1997                       $           11,001         $      1,381      $     12,382

         1998                                   11,001                1,366            12,367

         1999                                   11,001                2,136            13,137

         2000                                   11,001                2,548            13,549

         2001                                   11,001                2,579            13,580

         2002 and thereafter                   110,005               14,052           124,057
                                             ---------         ------------      ------------
                                             $ 165,010         $     24,062      $    189,072
                                             =========         ============      ============